Virtus Insight Government Money Market Fund,

Virtus Insight Money Market Fund,

and Virtus Insight Tax-Exempt Money Market Fund,

each a series of Virtus Insight Trust

Supplement dated August 26, 2014 to the Summary Prospectuses,

Statutory Prospectus and Statement of Additional Information, each dated April 30, 2014

Important Notice to Investors

On August 20, 2014, the Board of Trustees of Virtus Insight Trust (the “Trust”) voted to liquidate each of Virtus Insight Government Money Market Fund, Virtus Insight Money Market Fund and Virtus Insight Tax-Exempt Money Market Fund (each a “Fund,” and collectively, the “Virtus Money Market Funds”). Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Funds. On or about October 20, 2014 (the “Liquidation Date”), the Funds will be liquidated (the “Liquidation”).  If you are invested in any of the Virtus Money Market Funds through a BNY Mellon IS Trust Company custodial account, such as an individual retirement account (“IRA”), important information applies to you and is provided below.

Effective as of close of business on October 14, 2014, the Fund will be closed to new investors and additional investor deposits.  The Fund’s voluntary fee waivers will continue through the Liquidation Date.

Termination of Check Writing Privilege

Effective September 29, 2014, the check writing privilege will be terminated. Any check writing checks received by Virtus after October 16, 2014 will not be honored.

Liquidation of Assets

To prepare for the Liquidation, each Fund is expected to be managed to shorten duration and the maturity of its money market investments, and may increase the portion of assets held in repurchase agreements, cash or cash equivalents.  In connection with the Liquidation, any shares of a Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund on the Liquidation Date.  The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for.  The distribution to shareholders of the Liquidation proceeds will occur on the Liquidation Date, and will be made to all shareholders of record as of the close of business on the Liquidation Date, other than as disclosed below under “Important Information If You Are Invested In A Fund Through A BNY Mellon I.S. Trust Company Custodial Account And You Opened Your Account Directly With Virtus Mutual Funds.”

Redemptions/Exchanges and Other Important Information

At any time prior to the Liquidation Date, shareholders of a Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus.  Shareholders may also exchange their Fund shares for shares of the same class of any other Virtus Mutual Fund.  Class A shareholders may exchange their Class A Shares of a Fund for Class A Shares of another Virtus Mutual Fund prior to the Liquidation Date, at net asset value without incurring an additional front-end sales charge.

We suggest you consult with your representative or tax advisor prior to the Fund’s liquidation to discuss any potential tax impacts and available options.

If you are invested in a Fund through a financial intermediary, please contact that financial intermediary if you have any questions.  If you are invested in a tax-advantaged account (example, IRA or qualified plan account), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.

IMPORTANT INFORMATION IF YOU ARE INVESTED IN A FUND THROUGH A

BNY MELLON I.S. TRUST COMPANY CUSTODIAL ACCOUNT AND

YOU OPENED YOUR ACCOUNT DIRECTLY WITH VIRTUS MUTUAL FUNDS.

Applicable only to BNY Mellon I.S. Trust Company IRA (Traditional, Roth, SIMPLE, SEP), Coverdell ESA and 403 Custodial Accounts

Unless a shareholder provides instructions otherwise, Fund shares held on the Liquidation Date in the Fund will be liquidated and the proceeds used to purchase shares of Virtus Low Duration Income Fund as a non-reportable transfer, in accordance with the applicable provisions of the custodial account agreements, to avoid potential tax penalties.  A brief summary of Virtus Low Duration Income Fund appears below.  For more information, shareholders are urged to review the Prospectus of Virtus Low Duration Income Fund, which is available online at virtus.com/products/prospectuses or by requesting a copy by calling 1-800-243-1574.   If you do not wish to be invested in Virtus Low Duration Income Fund, you must contact the Fund at 1-800-243-1574 before October 17, 2014.  Otherwise, you will be invested in the corresponding class of Virtus Low Duration Income Fund (example, proceeds from the liquidation of Class A shares of a Fund will be used to purchase Class A shares of Virtus Low Duration Income Fund). There will be no sales charges associated with this transaction.  If we do not hear from you with directions before October 17, 2014, you will have been deemed to have directed the investment into Virtus Low Duration Income Fund and consented to the fees and expenses applicable to Virtus Low Duration Income Fund.

INFORMATION ABOUT VIRTUS LOW DURATION INCOME FUND

Virtus Low Duration Income Fund has a different objective, principal strategies and principal risks than each of the Virtus Money Market Funds.  Also, unlike each of the Virtus Money Market Funds, Virtus Low Duration Income Fund is not a money market fund and does not seek to maintain a stable $1.00 net asset value (“NAV”) per share.  Like other bond funds, Virtus Low Duration Income Fund has a floating NAV.  Please review Virtus Low Duration Income Fund’s prospectus carefully before investing in the Fund.  For your convenience, below are some highlights from the prospectus.  You can find the Fund’s prospectus and other information about the Fund online at https://www.virtus.com/products/prospectuses.  You can also get this information at no cost by calling 1-800-243-1574 or by sending an e-mail request to virtus.investment.partners@virtus.com.  In addition, you will receive a copy of the summary prospectus if you do not act and are exchanged into Virtus Low Duration Income Fund as set forth above.

Virtus Low Duration Income Fund seeks current income with an emphasis on maintaining low volatility and overall short duration (within a range of 1-3 years) by investing primarily in higher quality, more liquid securities across 14 fixed income sectors. The fund’s subadviser, Newfleet Asset Management, LLC, applies a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets. Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers, to include some or all of the following:

•	Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs), and other pass-through securities;
•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;
•	Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization; and
•	High-yield debt instruments, including bank loans (which are generally floating-rate).

The Fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase.  The Fund’s policy of investing 80% of its assets in bonds may be changed by the Board without shareholder approval.  Virtus Low Duration Income Fund’s primary risks, which are different than each of the Virtus Money Market Funds, include foreign investing risk, including emerging market risk, high-yield/high-risk fixed income securities (junk bond) risk, interest rate risk, market volatility risk and mortgage-backed and asset-backed securities risk.

Virtus Low Duration Income Fund also has different expenses than each of the Virtus Money Market Funds.  As of the prospectus dated April 30, 2014, Virtus Low Duration Income Fund’s management fee is 0.55% compared to management fees of 0.10%, 0.11% and 0.12% for Virtus Insight Government Money Market Fund, Virtus Insight Money Market Fund and Virtus Insight Tax-Exempt Bond Fund, respectively (which reflect breakpoints on advisory fees). Virtus Low Duration Income Fund’s total annual fund operating expenses set forth in the table below are more than the total annual fund operating expenses of the corresponding class of each of the Virtus Money Market Funds as of the prospectus dated April 30, 2014.  Shareholders that are exchanged into this Fund as set forth above will have higher total annual fund operating expenses than those of each of the Virtus Money Market Funds.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.25	%(a)	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption of proceeds)	0.50	%(b)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Class I
Management Fee	0.55%		0.55%
Distribution and Shareholder (12b-1) Fees	0.25%		None
Other Expenses:
Shareholder Servicing Fees	None		0.05%
Remaining Other Expenses	0.34%		0.34%
Total Other Expenses	0.34%		0.39%
Total Annual Fund Operating Expenses	1.14%		0.94%
(a)	No sales charges will be applied to (i) exchanges from a Virtus Money Market Fund into Virtus Low Duration Income Fund prior to the Liquidation; or (ii) to liquidation proceeds used to purchase Class A Shares of Virtus Low Duration Income Fund.
(b)	A contingent deferred sales charge may be imposed on certain redemptions (i) within 18 months on exchanges from a Virtus non-money market fund into a Virtus money market fund; and (ii) of purchases on which a finder’s fee has been paid.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VIT 8003/Close MMFs (8/2014)